UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2005
HCA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	75-2497104

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

One Park Plaza, Nashville, Tennessee	37203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1 FIRST AMENDMENT TO CREDIT AGREEMENT
EX-10.2 $1 BILLION CREDIT AGREEMENT 11/03/05

Item 1.01. Entry into a Material Definitive Agreement.
     On November 3, 2005, HCA Inc. (the “Company”) entered into the First Amendment (the “Amendment”) to its $2.5 billion Credit Agreement, dated as of November 9, 2004, among the Company, the several banks and other financial institutions from time to time parties thereto, J.P. Morgan Securities Inc., as Sole Advisor, Lead Arranger and Bookrunner, certain other agents and arrangers and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Permanent Credit Agreement”). The Amendment increases the ratio of consolidated total debt to consolidated total capitalization required of the Company for future periods.
     The description of the provisions of the Amendment set forth above is qualified in its entirety by reference to the full and complete text of the Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
     In addition, see “Item 2.03—Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” for a description of a $1 billion unsecured credit facility that the Company entered into on November 3, 2005 pursuant to a Credit Agreement dated November 3, 2005, by and among the Company, the several banks and other financial institutions from time to time parties thereto (the “Term Lenders”), J.P. Morgan Securities Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners, Merrill Lynch Capital Corporation, as Syndication Agent, Bank of America, N.A., Citicorp USA, Inc. and Deutsche Bank Securities Inc., as Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Term Facility Agreement”). The Company entered into the Term Facility Agreement to fund a portion of the tender offer by the Company to purchase up to 50,000,000 shares of its common stock as set forth in an Offer to Purchase (the “Offer to Purchase”) dated October 14, 2005, as amended (the “Tender Offer”).
     The Company maintains ordinary banking and investment banking relationships with the Term Lenders. In addition, the Company retained Merrill Lynch & Co. as Lead Dealer Manager and J.P. Morgan Securities Inc. as Dealer Manager in connection with the Tender Offer.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     In connection with the Tender Offer, and as previously announced, the Company has obtained a conditional commitment to finance the Tender Offer in part with the proceeds of the credit facility to be provided pursuant to the Term Facility Agreement.
     On November 3, 2005, the Company entered into the Term Facility Agreement. It is anticipated that up to $1 billion will be drawn under the Term Facility Agreement to fund the Tender Offer in part. The terms of the Term Facility Agreement are more fully described below.
     Term Facility Agreement. The Term Lenders have agreed, subject to the terms and conditions set forth in the Term Facility Agreement, to provide up to $1 billion in financing to the Company, consisting of a term loan facility in an aggregate principal amount of $1 billion (the “Term Loan”). The Term Loan will be used in connection with the Tender Offer as described above.
     The Term Loan provides for a six-month maturity. Interest on the outstanding balances under the Term Loan is payable, at the Company’s option, at an alternate base rate plus a margin ranging from 0.000% to 0.250%, or at LIBOR plus a margin ranging from 0.500% to 1.250%, depending on the long-term unsecured debt rating of the Company.
     The Term Facility Agreement includes customary mandatory prepayment provisions.
     The Company may make optional prepayments of loans under the Term Facility Agreement, in whole or in part, without premium or penalty, and subject to the reimbursement of the Term Lenders’ redeployment costs in the case of a prepayment of LIBOR borrowings on a day other than the last day of the relevant interest period for that borrowing.

     The Term Lenders’ obligations to make the loans described above are subject to customary conditions precedent including, among others:
•	the execution and delivery of the Amendment;

•	a minimum long-term unsecured debt rating from Standard & Poor’s Rating Group and Moody’s Investor Service of at least BB+ and Ba2, respectively (with a stable outlook);

•	the acceptance for purchase by the Company of shares of its common stock that have been properly tendered to it, all substantially in accordance with the Tender Offer;

•	the absence of any continuing default under the Term Facility Agreement; and

•	the accuracy of all representations and warranties made in the Term Facility Agreement, including the absence of a material adverse change in the business or assets or in the condition, financial or otherwise, of the Company and its subsidiaries, on a consolidated basis.
     The terms of the Term Facility Agreement provide for customary representations and warranties and negative and affirmative covenants (including certain financial covenants), and also include customary events of default such as payment defaults, cross-defaults to other indebtedness of the Company, bankruptcy and insolvency, and a change in control. Any amounts outstanding under the Term Facility Agreement may be accelerated and become due and payable immediately and all loan commitments thereunder may be terminated upon an event of default and the expiration of any applicable cure period.
     The description of the provisions of the Term Facility Agreement set forth above is qualified in its entirety by reference to the full and complete text of the Term Facility Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit Number	Description
10.1
First Amendment, dated as of November 3, 2005, to the $2.5 billion Credit Agreement, dated as of November 9, 2004, among the Company, the several banks and other financial institutions from time to time parties thereto, J.P. Morgan Securities Inc., as Sole Advisor, Lead Arranger and Bookrunner, certain other agents and arrangers and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2
$1 billion Credit Agreement, dated November 3, 2005, by and among the Company, the several banks and other financial institutions from time to time parties thereto, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners, Merrill Lynch Capital Corporation, as Syndication Agent, Bank of America, N.A., Citicorp USA, Inc. and Deutsche Bank Securities Inc., as Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA INC.
By:	/s/ R. Milton Johnson
R. Milton Johnson
Executive Vice President and Chief Financial Officer

Date: November 3, 2005

EXHIBIT INDEX

Exhibit Number	Description
10.1
First Amendment, dated as of November 3, 2005, to the $2.5 billion Credit Agreement, dated as of November 9, 2004, among the Company, the several banks and other financial institutions from time to time parties thereto, J.P. Morgan Securities Inc., as Sole Advisor, Lead Arranger and Bookrunner, certain other agents and arrangers and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2
$1 billion Credit Agreement, dated November 3, 2005, by and among the Company, the several banks and other financial institutions from time to time parties thereto, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Joint Lead Arrangers and Joint Bookrunners, Merrill Lynch Capital Corporation, as Syndication Agent, Bank of America, N.A., Citicorp USA, Inc. and Deutsche Bank Securities Inc., as Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent.